                                                                        EX 10.20

                                MEGABIOS CORP.

                                      AND

                                  PFIZER INC.

________________________________________________________________________________

                           STOCK PURCHASE AGREEMENT

________________________________________________________________________________


                                 MAY 30, 1996

                               TABLE OF CONTENTS

                                                                          PAGE
1.   PURCHASE OF STOCK...................................................... 1

2.   CLOSING DATE; DELIVERY................................................. 1
     2.1  Closing; Closing Date............................................. 1
     2.2  Delivery.......................................................... 1

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.......................... 2
     3.1  Authorization..................................................... 2
     3.2  No Conflict with Other Instruments................................ 2
     3.3  Articles of Incorporation; By-laws................................ 2
     3.4  Organization, Good Standing and Qualification..................... 2
     3.6  Subsidiaries...................................................... 3
     3.7  Valid Issuance of Shares.......................................... 3
     3.8  Litigation, etc................................................... 3
     3.9  Governmental Consents............................................. 4
     3.10 No Brokers........................................................ 4

4.   REPRESENTATIONS AND WARRANTIES OF PFIZER............................... 4
     4.1  Legal Power....................................................... 4
     4.2  Due Execution..................................................... 4
     4.3  Investment Representations........................................ 5
     4.4  No Brokers........................................................ 6

5.   CONDITIONS To CLOSING.................................................. 6
     5.1  Conditions to Obligations of Pfizer at Closing.................... 6
     5.2  Conditions to Obligations of the Company at Closing............... 7

6.   COVENANTS OF PFIZER.................................................... 7
     6.1  Sale Restriction.................................................. 7
     6.2  Right of First Refusal............................................ 8
     6.3  Standstill Agreement.............................................. 8
     6.4  "Market Stand-Off" Agreement...................................... 9

7.   COVENANTS OF THE COMPANY............................................... 9
     7.1  Registration...................................................... 9
     7.2  Basic Financial Information....................................... 9

8.   MISCELLANEOUS..........................................................10
     8.1  Governing law.....................................................10
     8.2  Publicity.........................................................10
     8.3  Successors and Assigns............................................10
     8.4  Entire Agreement..................................................10

                               TABLE OF CONTENTS
                                  (CONTINUED)

                                                                            PAGE
     8.5  Severability ...................................................... 10
     8.6  Amendment and Waiver .............................................. 10
     8.7  Notices ........................................................... 11
     8.8  Fees and Expenses ................................................. 11
     8.9  Titles and Subtitles .............................................. 11
     8.10 Counterparts ...................................................... 11

EXHIBITS

     Exhibit A - Form of Third Amended and Restated Articles of Incorporation Exhibit B - Bylaws
     Exhibit C - Form of Opinion of Cooley Godward Castro Huddleson & Tatum

                           STOCK PURCHASE AGREEMENT


     THIS AGREEMENT is made as of May 30, 1996, by and between MEGABIOS CORP., a California corporation with its principal office at 863A Mitten Road, Burlingame, California 94010 (the "Company"), and PFIZER INC., a Delaware corporation with its principal office at 235 East 42nd Street, New York, New York 10017 ("Pfizer").

                                   RECITALS

     WHEREAS, the Company and Pfizer have entered into a Collaborative Research Agreement and a License and Royalty Agreement of even date herewith (collectively, the "Collaboration Agreements"); and

     WHEREAS, in connection with the Collaboration Agreements, the Company desires to sell to Pfizer and Pfizer desires to purchase from the Company shares of its capital stock, on the terms and subject to the conditions set forth in this Agreement.

     NOW, THEREFORE, In consideration of the foregoing recitals and the mutual covenants and agreements contained herein, the parties hereto, intending to be legally bound, do hereby agree as follows:

     1. PURCHASE OF STOCK. Subject to the terms and conditions of this Agreement, and in reliance on the representations and warranties contained herein, at the Closing (as hereinafter defined) the Company agrees to sell to Pfizer and Pfizer agrees to purchase from the Company, for a price of three million five hundred thousand dollars ($3,500,000.00), one million four hundred fifty-four thousand ninety-two (1,454,092) shares of the Company's Series D Preferred Stock, representing a price of $2.407 per share. The rights and preferences of the Series D Preferred Stock shall be as provided for in the Company's Third Amended and Restated Articles of Incorporation, a form of which is attached hereto as Exhibit A (the "Articles").

     2.   CLOSING DATE; DELIVERY.

          2.1 CLOSING; CLOSING DATE. Subject to the terms of Section 5, the closing of the sale and purchase of shares of Series D Preferred Stock under
Section 1 of this Agreement (the "Closing") shall be held at 9:00 a.m. (Pacific
Time) on the applicable closing date at the offices of Cooley Godward Castro Huddleson & Tatum, Five Palo Alto Square, 4th Floor, Palo Alto, California, or at such other time and place as the Company and Pfizer may agree. The date of the Closing ("Closing Date") shall be as soon as practicable following the signing of this Agreement, at such other date as the Company and Pfizer shall agree.

          2.2 DELIVERY. At the Closing, subject to the terms and conditions hereof, the Company will deliver to Pfizer a stock certificate, in the name of Pfizer, representing the shares

                                       1.

of Series D Preferred Stock deliverable at the Closing, dated as of the Closing, against payment of the purchase price therefor by check or wire transfer.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          The Company hereby represents and warrants to Pfizer as follows:

          3.1 AUTHORIZATION. All corporate action on the part of the Company, its officers, directors and shareholders necessary for the authorization, execution and delivery of this Agreement has been taken. The Company has the requisite corporate power to enter into this Agreement and carry out and perform its obligations under the terms of this Agreement. At the Closing, the Company will have the requisite corporate power to sell the shares of Series D Preferred Stock to be sold at the Closing. This Agreement has been duly authorized, executed and delivered by the Company and, upon due execution and delivery by Pfizer, this Agreement will be a valid and binding agreement of the Company, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles.

          3.2 NO CONFLICT WITH OTHER INSTRUMENTS. The execution, delivery and performance of this Agreement will not result in any violation of, be in conflict with, or constitute a default under, with or without the passage of time or the giving of notice: (a) any provision of the Company's Articles or Bylaws as either shall be in effect; (b) any provision of any judgment, decree or order to which the Company is a party or by which it is bound; (c) any material contract, obligation or commitment to which the Company is a party or by which it is bound; or (d) to the Company's knowledge, any statute, rule or governmental regulation applicable to the Company.

          3.3 ARTICLES OF INCORPORATION; BY-LAWS. Attached hereto as Exhibit A and B, respectively, are true, correct and complete copies of the Articles and Bylaws of the Company, as in effect on the date hereof.

          3.4 ORGANIZATION, GOOD STANDING AND QUALIFICATION. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California and has all requisite corporate power and authority to carry on its business as now conducted and as proposed to be conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure so to qualify would have a material adverse effect on its business or properties.

          3.5 CAPITALIZATION. As of May 15, 1996, the authorized capital stock of the Company consists of:

               (A) PREFERRED STOCK. 30,000,000 shares of Preferred Stock, of which (i) 3,087,666 have been designated Series A Preferred Stock, all shares of which are issued and outstanding and convertible into 2,289,843 shares of Common Stock pursuant to the Articles, (ii) 3,267,250 shares of Series B Preferred Stock, 3,167,250 shares of which are issued and

                                      2.

outstanding and convertible into 3,167,250 shares of Common Stock pursuant to the Articles, (iii) 11,100,000 shares of Series C Preferred Stock, 9,553,274 shares of which are issued and outstanding and convertible into 9.553,274 shares of Common Stock pursuant to the Articles, and (iv) 7,545,084 shares of Series D Preferred Stock, none of which are issued and outstanding. The Series A Preferred, Series B Preferred, Series C Preferred and Series D Preferred Stock have the rights, preferences, privileges and restrictions set forth in the Articles. The Company has reserved 2,289,843 shares of Common Stock for issuance upon conversion of the Series A Preferred Stock, 3,167,250 shares of Common Stock for issuance upon conversion of the Series B Preferred Stock, 9,553,274 shares of Common Stock for issuance upon conversion of the Series C Preferred Stock and 7,545,084 shares of Common Stock for issuance upon conversion of the Series D Preferred Stock.

               (B) COMMON STOCK. 40,000,000 shares of Common Stock, 3,518,429 of which are issued and outstanding. An additional 1,168,415 shares are issuable upon exercise of outstanding stock options, and 308,127 shares are reserved for future issuance to employees of and consultants of the Company under the Company's 1993 Stock Option Plan, as amended.

               (C) All of the issued and outstanding shares have been duty authorized and validly issued, are fully paid and nonassessable and have been issued in compliance with applicable federal and state securities law. Except as described herein there are no other options, warrants, conversion privileges or other rights (including preemptive rights) presently outstanding to purchase or otherwise acquire any authorized but unissued shares of capital stock or other securities of the Company.

          3.6 SUBSIDIARIES. The Company does not presently own or control, directly or indirectly, and has no stock or other interest as owner or principal in, any other corporation or partnership, joint venture, association or other business venture or entity.

          3.7 VALID ISSUANCE OF SHARES. The shares of Series D Preferred Stock which will be purchased by Pfizer hereunder, when issued, sold and delivered in accordance with the terms hereof for the consideration expressed herein, will be duly and validly authorized and issued, fully paid and nonassessable and, based in part upon the representations of Pfizer in Section 4 of this Agreement, will be issued in compliance with all applicable federal and state securities laws.

          3.8 LITIGATION, ETC. There is no action, suit, proceeding nor, to the best of its knowledge, any investigation pending or currently threatened against the Company, nor, to the best of its knowledge, is there any basis therefor, which might result, either individually or in the aggregate, in any material adverse change in the assets, condition, affairs or prospects of the Company, financial or otherwise. The foregoing includes, without limitation, any action, suit, proceeding or investigation, pending or threatened, that questions the validity of this Agreement or any other agreement contemplated hereby or the right of the Company to enter into such agreements.

                                      3.

          3.9 GOVERNMENTAL CONSENTS. No consent, approval, order or authorization of, or registration, qualification, designation. declaration or filing with, any federal, state, local or provincial governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement, except for notices required or permitted to be filed with certain state and federal securities commissions, which notices will be filed on a timely basis.

          3.10 NO BROKERS. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by the Company.

          3.11 FINANCIAL STATEMENTS. The Company has delivered to Pfizer its audited balance sheet at June 30, 1995 and its unaudited balance sheet at December 31, 1995 (the "December 1995 Balance Sheet"), together with the related audited statement of operations and statement of cash flows for the year ended June 30, 1995 and the unaudited statement of operations and statement of cash flows for the six months ended December 31, 1995, (collectively, the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the periods indicated and with each other. The Financial Statements accurately set out and describe the financial condition and operating results of the Company as of the dates indicated therein, subject, in the case of the unaudited financial statements, to normal year-end audit adjustments and the absence of footnotes. Except as set forth on the December 1995 Balance Sheet, there are no other material liabilities of the Company.

4.   REPRESENTATIONS AND WARRANTIES OF PFIZER.

     Pfizer hereby represents and warrants to the Company as follows:

     4.1  LEGAL POWER.   Pfizer has the requisite corporate power to enter into
this Agreement, to carry out and perform its obligations under the terms of this Agreement and, at the Closing, will have the requisite corporate power to purchase the shares of Series D Preferred Stock to be purchased at the Closing.

     4.2 DUE EXECUTION. This Agreement his been duly authorized, executed and delivered by Pfizer, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of Pfizer, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by equitable principles.

                                      4.

          4.3  INVESTMENT REPRESENTATIONS.   In connection with any sale of
shares under this Agreement, Pfizer makes the following representations:

               (A) Pfizer is acquiring the shares of Series D Preferred Stock under this Agreement for its own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act of 1933, as amended (the "Act").

               (B) Pfizer understands that (i) the shares of Series D Preferred Stock to be purchased under this Agreement have not been registered under the Securities Act by reason of a specific exemption therefrom, that such securities must be held by Pfizer, and that Pfizer must, therefore, bear the economic risk of such investment, until a subsequent disposition thereof is registered under the Securities Act or is exempt from such registration; (ii) the certificate representing such shares will be endorsed with the following legends:

                    (A) THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER THE SECURITIES LAWS OF CERTAIN STATES. THESE SECURITIES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE ACT AND THE APPLICABLE STATE SECURITIES LAWS, PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                    (B) THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO THE TERMS AND CONDITIONS, INCLUDING RESTRICTIONS ON TRANSFERABILITY, OF THAT CERTAIN STOCK PURCHASE AGREEMENT, DATED MAY 30, 1996. A COPY OF SUCH STOCK PURCHASE AGREEMENT WILL BE FURNISHED TO THE RECORD HOLDER OF THIS CERTIFICATE WITHOUT CHARGE UPON WRITTEN REQUEST TO MEGABIOS CORP. AT ITS PRINCIPAL PLACE OF BUSINESS."

                    (C) Any legend required to be placed thereon by the Company's Bylaws (and shown on Exhibit B hereto or as may hereafter be added to such Bylaws with respect to all Series D Preferred Stock of the Company) or under applicable state securities laws;

and (iii) the Company will instruct any transfer agent not to register the transfer of the shares of Series D Preferred Stock purchased under this Agreement (or any portion thereof) unless the conditions specified in the foregoing legends are satisfied, until such time as a transfer is made, pursuant to the terms of this Agreement, and in compliance with Rule 144 or pursuant to a registration statement or, if the opinion of counsel referred to above is to the further effect that such legend is not required in order to establish compliance with any provisions of the Act or this Agreement.

                                      5.

               (C) Pfizer has such knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the shares of Series D Preferred Stock purchased hereunder.

               (D) Pfizer is an "accredited investor" as such term is defined in Rule 501(a) of Regulation D of the General Rules and Regulations prescribed by the Securities and Exchange Commission pursuant to the Act.

          4.4 NO BROKERS. No broker, finder or investment banker is entitled to any brokerage, finder's or other fee or commission in connection with the transactions contemplated by this Agreement based on arrangements made by Pfizer.

     5.   CONDITIONS TO CLOSING.

          5.1 CONDITIONS TO OBLIGATIONS OF PFIZER AT CLOSING. Pfizer's obligation to purchase the shares of the Company's Series D Preferred Stock at the Closing is subject to the fulfillment to Pfizer's satisfaction, on or prior to the Closing, of all of the following conditions, any of which may be waived by Pfizer:

               (A) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date and the Company shall have performed and complied with all obligations and conditions herein required to be performed or complied with by it on or prior to the Closing, and a Certificate duly executed by an officer of the Company. to the effect of the foregoing, shall be delivered to Pfizer.

               (B) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to counsel to Pfizer, and counsel to Pfizer shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

               (C) QUALIFICATIONS, LEGAL INVESTMENT. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the shares to be issued pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the shares to be sold at the Closing shall have been issued and no proceedings for such purpose shall be pending or, to their knowledge of the Company, threatened by the Securities and Exchange Commission, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the shares of Series D Preferred

                                      6.

Stock to be sold thereat shall be legally permitted by all laws and regulations to which Pfizer and the Company are subject.

               (D) OPINION OF COUNSEL TO THE COMPANY. In connection with any sale of shares hereunder, Pfizer shall have received from Cooley Godward Castro Huddleson & Tatum, counsel to the Company, an opinion letter addressed to them, dated as of the Closing, in substantially the form attached hereto as Exhibit C.

               (E) IMPERIAL BANK ACKNOWLEDGMENT. The Company shall have delivered to Pfizer a copy of a letter, dated May 13, 1996 and countersigned by Imperial Bank, relating to certain provisions contained in loan agreements entered into by the Company and Imperial Bank, in substantially the form previously delivered to Pfizer.

          5.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY AT CLOSING. The Company's obligation to issue and sell the shares of its Series D Preferred Stock to be sold at the Closing is subject to the fulfillment to the Company's satisfaction, on or prior to the Closing of the following conditions, any of which may be waived by the Company:

               (A) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Pfizer in Section 4 hereof shall be true and correct in all material respects at the date of the Closing with the same force and effect as if they had been made on and as of said date; provided, however, that the representations and warranties shall be modified as required to reflect changes occurring between the date hereof and the Closing Date.

               (B) PERFORMANCE OF OBLIGATIONS. Pfizer shall have performed and complied with all agreements and conditions herein required to be performed or complied with by it on or before the Closing, and a Certificate duly executed by an officer of Pfizer, to the effect of the foregoing, shall be delivered to the Company.

               (C) QUALIFICATIONS, LEGAL INVESTMENT. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the shares of Series D Preferred Stock to be sold and issued pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of such shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the Securities and Exchange Commission, or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the shares of Series D Preferred Stock to be sold and issued at the Closing shall be legally permitted by all laws and regulations to which Pfizer and the Company are subject.

     6.   COVENANTS OF PFIZER.

          6.1 SALE RESTRICTION. Pfizer hereby covenants and agrees that it will not contract to sell, sell or otherwise transfer, loan, pledge or grant any rights with respect to any shares of the Company's Series D Preferred Stock acquired pursuant to this Agreement (or purchase or sell any derivative security that has a similar effect or enter into any contract that has a similar effect) until five (5) years after the date such stock is first issued to Pfizer hereunder, without the prior written consent of the Company; provided, that Pfizer shall be permitted to tender and transfer any such shares (a) to a subsidiary of Pfizer controlled by Pfizer, on the condition that any such subsidiary shall agree in writing to be bound by the terms of this Agreement; and (b) to a tender offer or in connection with a tender offer by any person or entity to acquire 33% or more of the Company's outstanding voting equity securities.

          6.2  RIGHT OF FIRST REFUSAL.

               (A) Except as provided in Section 6.1(a) or (b), Pfizer shall not transfer any shares of the Company's Series D Preferred Stock purchased pursuant to this Agreement, whether or not for consideration, to a third party, without complying with the provisions of this Section 6.2. The right of first refusal herein shall be freely assignable by the Company.

               (B) In the event Pfizer desires to transfer any shares of the Company's stock then held by it, Pfizer shall give written notice to the Secretary of the Company of its intention to transfer the shares (the "Company Notice"). The Company Notice must name the proposed transferee (if a private transaction), the number of shares involved in the proposed transfer, the proposed purchase price per share (if a private transaction), and any other terms and conditions of the proposed transfer. Within fifteen (15) days after delivery of the Company Notice, the Company shall have the right to elect to purchase all or part of the shares proposed to be transferred (the "Option Shares") on substantially the same terms and conditions specified in the Company Notice, by delivery to Pfizer of a written notice stating the number of Option Shares the Company elects to purchase.

               (C) In the event that the Company fails to exercise the right of first refusal as to all the Option Shares within the period specified above, Pfizer shall have sixty (60) days thereafter to sell the Option Shares at a price and upon terms no more favorable to the purchaser thereof than specified in the Company Notice. In the event that Pfizer has not sold such shares within such sixty (60) day period, Pfizer shall not thereafter sell any of such shares without first offering such shares to the Company in the manner provided above.

          6.3 STANDSTILL AGREEMENT. Other than shares which it is purchasing pursuant to this Agreement, Pfizer hereby covenants and agrees that it will not, nor will it permit any of its affiliates (including parents, subsidiaries or other related entities) to, purchase or otherwise acquire, directly or indirectly, any equity securities of the Company (or rights or options to purchase such securities) without the prior approval of the Company. This provision shall terminate and be of no further force or effect five (5) years from the date hereof or such earlier date as shall be agreed to by the Company; provided, that the undertaking of this Section 6.3 shall automatically terminate upon the occurrence of any of the following events: (a) the filing with the SEC of a Schedule 13D by any person or entity indicating that a person or entity has acquired (x) more than 33% of any class of the Company's voting equity securities, or (y) has acquired at least 5% of any class of the Company's voting equity securities which Schedule 13D expresses the filing party's intention to assume control of the Company, whether by tender offer, merger, proxy contest or otherwise; (b) the commencement of a tender offer by any person or entity to acquire 33% or more of the Company's outstanding voting equity securities; or (c) the solicitation of proxies by any party other than the Company to which Rule 14a-11 of the rules and regulations under the Securities and Exchange Act of 1934, as amended, applies and is intended to effect a change in the majority of members of the Company's Board of Directors.

          6.4 "MARKET STAND-OFF" AGREEMENT. The Company (or a representative of the underwriters) may, in connection with the first underwritten registration of the offering of any securities of the Company under the Act, require that Pfizer not sell or otherwise transfer or dispose of any shares of Common Stock or other securities of the Company during such period (not to exceed one hundred eighty (180) days) following the effective date (the "Effective Date") of the registration statement of the Company filed under the Act as may be requested by the Company or the representative of the underwriters. For purposes of this restriction Pfizer will be deemed to own securities which (i) are owned directly or indirectly by Pfizer, including securities held for Pfizer's benefit by nominees, custodians, brokers or pledgees; (ii) may be acquired by Pfizer within sixty (60) days of the Effective Date; or (iii) are owned, directly or indirectly, by or for a corporation, partnership, estate or trust of which Pfizer is a shareholder, partner or beneficiary, but only to the extent of Pfizer's proportionate interest therein as a shareholder, partner or beneficiary thereof. Pfizer further agrees that the Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such period.

     7.   COVENANTS OF THE COMPANY.

          7.1 REGISTRATION. At any time after the fifth (5th) anniversary of the date hereof, if the Company proposes to register (including for this purpose a registration effected by the Company for any shareholders) any of its Series D Preferred Stock or Common Stock under the Securities Act in connection with a firmly underwritten public offering solely of such Series D Preferred Stock or Common Stock and solely for cash, the Company shall, at such time, promptly give Pfizer written notice of such registration. Upon the written request of Pfizer given within 10 days after mailing of such notice by the Company, the Company shall cause to be registered under the Securities Act all of the Series D Preferred Stock or Common Stock, as the case may be, that Pfizer his requested to be registered. The Company shall pay all expenses in connection with any such registration, exclusive of fees for counsel for Pfizer. The rights under this
Section 7.1 shall apply to the first registration following the fifth (5th) anniversary of the date hereof only.

          7.2 BASIC FINANCIAL INFORMATION. As soon as practicable after the end of each fiscal year of the Company, and in any event within 120 days thereafter, the Company will furnish Pfizer a balance sheet of the Company, as at the end of such fiscal year, and a statement of income and a statement of cash flows of the Company, for such year, all prepared in accordance with generally accepted accounting principles and setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail. Such financial statements shall be accompanied by a report and opinion thereon by independent public accountants of national standing selected by the Company's Board of Directors.

     8.   MISCELLANEOUS.

          8.1 GOVERNING LAW. This Agreement shall be governed by and interpreted in accordance with the substantive laws of the State of New York and the United States of America, without regard to choice of law rules.

          8.2 PUBLICITY. Except as required by law, neither party may disclose the terms of this Agreement without the written consent of the other party, which consent shall not be unreasonably withheld.

          8.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, and permitted assigns of the parties hereto.

          8.4 ENTIRE AGREEMENT. This Agreement, the Collaboration Agreements and the Exhibits hereto and thereto, and the other documents delivered pursuant hereto, constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

          8.5 SEVERABILITY. Whenever possible, each provision of the Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of the Agreement in the event of such invalidity, the parties shall seek to agree on an alternative enforceable provision that preserves the original purpose of this Agreement.

          8.6 AMENDMENT AND WAIVER. Except as otherwise provided herein, any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and Pfizer. Any amendment or waiver effected in accordance with this Section shall be binding upon any holder of any securities purchased under this Agreement (including securities into which such securities have been converted), each future holder of all such securities, and the Company.

          8.7 NOTICES. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given and received (a) upon personal delivery, (b) on the fifth day following mailing by registered or certified mail, return receipt requested, postage prepaid, addressed to the Company and Pfizer at their respective addresses first above written, (c) upon transmission of telegram or facsimile (with telephonic notice), or (d) upon confirmed delivery by overnight commercial courier service.

          8.8 FEES AND EXPENSES. The Company and Pfizer shall bear their own expenses and legal fees incurred on their behalf with respect to this Agreement and the transactions contemplated hereby.

          8.9 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          8.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

     IN WITNESS WHEREOF, the foregoing Stock Purchase Agreement is hereby executed as of the date first above written.

                                        MEGABIOS CORP.



                                        By:  _____________________________

                                        Name:  ___________________________

                                        Title: ___________________________


                                        PFIZER INC.



                                        By:  _____________________________

                                        Name:  ___________________________

                                        Title: ___________________________

                                   EXHIBIT A


         FORM OF THIRD AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                   EXHIBIT B

                                    BYLAWS

                                   EXHIBIT C


          FORM OF OPINION OF COOLEY GODWARD CASTRO HUDDLESON & TATUM


     1. The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of California.

     2. All corporate action on the part of the Company, its directors and shareholders necessary to authorize the execution, delivery and performance of the Agreement by the Company and the sale, issuance and delivery of the Series D Preferred Stock and the shares of Common Stock issuable upon conversion of the Series D Preferred Stock has been taken. The Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

     3. The Company has the requisite corporate power to own its property and assets and to conduct its business as it is currently being conducted and, to the best of our knowledge, Ls qualified as a foreign corporation to do business and is in good standing in each jurisdiction in the United States in which the ownership of its property or the conduct of its business requires such qualification and where any statutory fines or penalties or any corporate disability imposed for the failure to qualify would materially and adversely affect the Company, its assets, financial condition or operations.

     4. The Company's authorized capital stock consists of (a) forty million (40,000,000) shares of Common Stock, of which 3,518,429 shares are issued and outstanding, and (b) twenty-five million (25,000,000) shares of Preferred Stock, 15,808,190 of which are issued and outstanding, and seven million five hundred forty-five thousand eighty-four (7,545,084) shares of which have been designated Series D Preferred Stock, none of which are outstanding prior to the Closing. To the best of our knowledge, except as set forth in the Agreement and the Schedules attached thereto, there are no options, warrants, conversion privileges, preemptive rights or other rights presently outstanding to purchase any of the authorized but unissued capital stock of the Company.

     5. The execution and delivery of the Agreement by the Company and the issuance of the Series D Preferred Stock pursuant thereto does not violate any provision of the Company's Restated Articles of Incorporation or Bylaws, and does not constitute a material default under the provisions of any material agreement known to us to which the Company is a party or by which it is bound, and does not violate or contravene (a) any governmental statute, rule or regulation (which is limited to the laws of the State of California and the federal laws of the United States of America) applicable to the Company or
(b)any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company and of which we are aware, the violation or contravention of which would materially and adversely affect the Company, its assets, financial condition or operations.

     6. To the best of our knowledge, there is no action, proceeding or investigation pending or overtly threatened against the Company before any court or administrative agency that questions the validity of the Agreement or might result, either individually or in the aggregate, in any material adverse change in the assets, financial condition or operations of the Company.

     7. All consents, approvals, authorizations, or orders of, and filings, registrations, and qualifications with, any regulatory authority or governmental body in the United States (which is limited to the laws of the State of California and the federal laws of the United States of America) required for the consummation by the Company of the transactions contemplated by the Agreement, have been made or obtained, except for notices required or permitted to be filed with the Commissioner of Corporations and Securities of California under Section 25102(f) of the California Corporations Code.

     8. The Shares have been duly authorized and, upon issuance and delivery against payment therefor in accordance with the terms of the Agreement. the Shares will be validly issued, outstanding, fully paid and nonassessable.

     IN WITNESS WHEREOF, the foregoing Stock Purchase Agreement is hereby executed as of the date first above written.

                                        MEGABIOS CORP.



                                        By:  /s/ Benjamin F. McGraw III
                                             -----------------------------

                                        Name:   Benjamin F. McGraw III
                                               ---------------------------

                                        Title: President & CEO
                                               ---------------------------

                                        PFIZER INC.



                                        By:  _____________________________

                                        Name:  ___________________________

                                        Title: ___________________________

     IN WITNESS WHEREOF, the foregoing Stock Purchase Agreement is hereby executed as of the date first above written.

                                        MEGABIOS CORP.



                                        By:  _____________________________

                                        Name:  ___________________________

                                        Title: ___________________________


                                        PFIZER INC.



                                        By:  /s/ George M Milne, Jr.
                                             ------------------------------
                                        Name:  George M Milne, Jr.
                                               ----------------------------
                                        Title: Vice President
                                               ----------------------------

                                      12